EXHIBIT 10.13(b)











                 AMENDMENT NO. 1 TO CREDIT AGREEMENT

       AMENDMENT dated August 27, 1999 to the Credit Agreement dated as of October 29, 1997 (the "Credit Agreement") among THE NEIMAN MARCUS GROUP, INC. (the "Borrower"), the BANKS party thereto (the "Banks"), BANK OF AMERICA, N.A., as Syndication Agent (the "Syndication Agent"), THE CHASE MANHATTAN BANK, as Documentation Agent (the "Documentation Agent") and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Administrative Agent (the "Administrative Agent").

                        W I T N E S S E T H :

       WHEREAS, the parties hereto desire to amend the Credit
  Agreement as set forth below to accommodate the Distribution (as defined below);

       NOW, THEREFORE, the parties hereto agree as follows:

       SECTION 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to "hereof," "hereunder," "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby.

       SECTION 2.  Reduction of Commitments.  On the Amendment
  Effective Date, the Commitments will be automatically and ratably reduced to the aggregate amount of $450,000,000.

       SECTION 3. Amendments. (a) The following new definitions are added to Section 1.01 of the Credit Agreement:

            "Distribution" means the recapitalization of the Borrower and the distribution by HGI of most of its equity interest in the Borrower and related transactions as described in the Borrower's Proxy Statement dated August 10, 1999.

            "Smith Family Group" means the group of persons party to the Smith-Lurie/Marks Stockholder Agreement dated as of December
       29, 1986, as amended (whether or not such agreement is terminated) and the progeny of each such person.

       (b) Section 6.01(k) is amended to read in its entirety as follows:

            (k) (i) any person or group of persons (within the meaning of Section 13 or 14 of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) other than a member of the Smith Family Group shall have acquired beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of more voting stock or total equity capital of the Borrower than that beneficially owned by the Smith Family Group, if such person or group of persons is also the beneficial owner (within the meaning of Rule 13d-3 of the Exchange Act) of at least 30% of either the voting stock or total equity capital of the Borrower or (ii) more than half of the members of the Board of Directors of the Borrower shall be persons who are not Continuing Directors;

       SECTION 4. Limited Waiver. The Banks hereby waive any Default that may arise under Section 5.12 of the Credit Agreement solely by reason of the consummation of the Distribution. The foregoing waiver shall be limited precisely as written and shall not constitute a waiver of any other Default.

       SECTION 5. Representations of Borrower. The Borrower represents and warrants that (i) the representations and warranties of the Borrower set forth in Article 4 of the Credit Agreement will be true on and as of the Amendment Effective Date and (ii) giving effect to this Amendment, no Default will have occurred and be continuing on such date.

       SECTION 6. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

       SECTION 7. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

       SECTION 8. Effectiveness. This Amendment shall become effective on the date when the following conditions are met (the "Amendment Effective Date"):

            (a) the Administrative Agent shall have received from each of the Borrower and the Required Banks a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Administrative Agent) that such party has signed a counterpart hereof; and

            (b) the Administrative Agent shall have received an amendment fee for the account of each Bank in an amount equal to 0.05% of such Bank's Commitment (after giving effect to this Amendment).

  The Administrative Agent shall promptly notify the Borrower and each Bank of the Amendment Effective Date.


       IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                                THE NEIMAN MARCUS GROUP, INC.


                                By   /s/ Paul F. Gibbons
                                Title: Vice President and Treasurer








                                MORGAN GUARANTY TRUST
                                COMPANY OF NEW YORK


                                By   /s/ Robert Bottamedi
                                     Title: Vice President



                                BANK OF AMERICA, N.A.


                                By   /s/ Thomas J. Kane
                                     Title: Vice President



                                THE CHASE MANHATTAN BANK


                                By   /s/ Barry K. Bergman
                                     Title: Vice President



                                BANKBOSTON, N.A.


                                By   /s/ Stephen J. Garvin
                                     Title: Director



                                BANK OF TOKYO-MITSUBISHI TRUST
                                   COMPANY


                                By   /s/ Thomas Fennessey
                                     Title: Vice President



                                FLEET NATIONAL BANK


                                By   /s/ Roger C. Boucher
                                     Title: Senior Vice President



                                MELLON BANK, N.A.


                                By   /s/ Richard J. Schaich
                                     Title: Vice President



                                BANCA MONTE DEI PASCHI
                                   DI SIENA S.P.A.


                                By   /s/ G. Natalicchi
                                     Title: S. V. P. & General Manager


                                By   /s/ Brian R. Landy
                                     Title: Vice President



                                CREDIT AGRICOLE INDOSUEZ


                                By   /s/ Craig Welch
                                     Title: First Vice President


                                By   /s/ Sarah McClintock
                                     Title: Vice President



                                CREDIT LYONNAIS

                                By   /s/ Vladimir Labun
                                     Title: First Vice President-Manager



                                FIRST HAWAIIAN BANK


                                By   /s/ Charles L. Jenkins
                                     Title: Vice President, Manager



                                FIRST UNION NATIONAL BANK


                                By   /s/ Richard A. Clark
                                     Title: Senior Vice President



                                THE BANK OF NEW YORK


                                By   /s/ William A. Kerr
                                     Title: Senior Vice President



                                THE DAI-ICHI KANGYO BANK, LTD.


                                By   /s/ David J. McCann
                                     Title: Vice President



                                THE FUJI BANK, LTD.


                                By   /s/ Raymond Ventura
                                     Title: Vice President & Manager



                                THE SAKURA BANK, LTD.


                                By   /s/ Tamihiro Kawauchi
                                     Title: Senior Vice President



                                THE SANWA BANK LTD.


                                By   /s/ Joseph E. Leo
                                     Title: Vice President and Area Manager



                                WELLS FARGO BANK


                                By   /s/ Tara H. Anderson
                                     Title: Officer



                                WACHOVIA BANK, N.A.


                                By   /s/ John P. Rafferty
                                     Title: Senior Vice President



                                BANK HAPOALIM B. M.


                                By   /s/ Dan Josefov
                                     Title: Vice President


                                By   /s/ Rami Lador
                                     Title: First Vice President